PIEDMONT LITHIUM

# EARNINGS PRESENTATION

## FOURTH QUARTER AND FULL YEAR 2024

Nasdaq :PLL

ASX :PLL

ARBN 647 286 360

LiOH

February 20, 2025

# DISCLAIMERS

PIEDMONT LITHIUM

### Forward Looking Statements

This presentation contains forward-looking statements within the meaning of or as described in securities legislation in the United States and Australia, including statements regarding exploration, development, construction and production activities of Sayona Mining, Atlantic Lithium and Piedmont Lithium; current plans for Piedmont's mineral and chemical processing projects; Piedmont's potential acquisition of an ownership interest in Ewoyaa; and strategy.

Such forward-looking statements involve substantial and known and unknown risks, uncertainties and other risk factors, many of which are beyond our control, and which may cause actual timing of events, results, performance or achievements expressed or implied by the forward-looking statements. Such risk factors include, among others: (i) that Piedmont, Sayona Mining or Atlantic Lithium may be unable to commercially extract mineral deposits, (ii) that Piedmont's, Sayona Mining's or Atlantic Lithium's properties may not contain expected reserves, (iii) risks and hazards inherent in the mining business (including risks inherent in exploring, developing, constructing and operating mining projects, environmental hazards, industrial accidents, weather or geologically related conditions), (iv) uncertainty about Piedmont's ability to obtain required capital to execute its business plan, (v) Piedmont's ability to hire and retain required personnel, (vi) changes in the market prices of lithium and lithium products, (vii) changes in technology or the development of substitute products, (viii) the uncertainties inherent in exploratory, developmental and production activities, including risks relating to permitting, zoning and regulatory delays related to Piedmont's projects as well as the projects of our partners in Quebec and Ghana, (ix) uncertainties inherent in the estimation of lithium resources, (x) risks related to competition, (xi) risks related to the information, data and projections related to Sayona Mining or Atlantic Lithium, (xii) occurrences and outcomes of claims, litigation and regulatory actions, investigations and proceedings, (xiii) risks regarding our ability to achieve profitability, enter into and deliver product under supply agreements on favorable terms, our ability to obtain sufficient financing to develop and construct our projects, our ability to comply with governmental regulations and our ability to obtain necessary permits, (xiv) risks related to the completion of our proposed merger with Sayona Mining and related capital raises, and (xv) other uncertainties and risk factors set out in filings made from time to time with the U.S. Securities and Exchange Commission ("SEC") and the Australian Securities Exchange, including Piedmont's most recent filings with the SEC. The forward-looking statements, projections and estimates are given only as of the date of this presentation and actual events, results, performance and achievements could vary significantly from the forward-looking statements, projections and estimates presented in this presentation. Readers are cautioned not to put undue reliance on forward-looking statements. Piedmont disclaims any intent or obligation to update publicly such forward-looking statements, projections and estimates, whether as a result of new information, future events or otherwise. Additionally, Piedmont, except as required by applicable law, undertakes no obligation to comment on analyses, expectations or statements made by third parties in respect of Piedmont, its financial or operating results or its securities.

### Non-GAAP Measures

Non-GAAP financial metrics such as "Adjusted Net Loss," "Adjusted Diluted Earnings Per Share," "EBITDA," and "Adjusted EBITDA" are used throughout the presentation to provide additional information on business performance. The non-GAAP financial measures presented do not have any standard meaning prescribed by GAAP and may differ from similarly-titles measures used by other companies. However, we present these measures in this press release because we believe these non-GAAP financial measures provide useful means of evaluating and understanding how our management evaluates our financial condition and results of operations. A reconciliation of Non-GAAP metrics to statutory financial metrics is provided in Non-GAAP Measures section.

Throughout this presentation, amounts may not sum due to rounding.

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# Q4'24 EARNINGS SNAPSHOT

*Strong performance in a challenging environment*

PIEDMONT LITHIUM



**KEITH PHILLIPS**
*President & Chief Executive Officer*



**MICHAEL WHITE**
*Executive Vice President & Chief Financial Officer*

- Strong production at NAL
  - Stable recoveries and mill utilization
  - Continued unit operating cost reduction
  - Record joint venture shipments
- Another record quarter for Piedmont customer deliveries with industry-leading price realizations
- Exceeded 2024 Cost Savings Plan target
- Proposed merger with Sayona Mining
  - Enhanced scale and streamlined corporate structure
  - Strengthened cash position with merger equity funding
  - Unlocks potential for brownfield expansion of NAL
  - Leading North American producer with strong growth profile

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# NAL PRODUCTION

*Consistent operational performance*

PIEDMONT LITHIUM



NAL Concentrate Production
80,000
60,000
40,000
20,000
-
A$1,600
A$1,200
A$800
A$400
A$0
3,510
29,610
31,486
34,237
40,439
49,660
52,141
50,922
A$1,231
A$1,397
A$1,536
A$1,506
A$1,335
A$1,258
Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24
Concentrate Production (dmt)
Unit Operating Costs (A$/dmt sold)



NAL Global Recovery and Mill Utilization
100%
85%
70%
55%
40%
25%
51%
71%
72%
75%
73%
83%
91%
90%
43%
57%
58%
62%
67%
68%
67%
68%
Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24
Global Recovery (%)
Mill Utilization (%)

- 50,922 dmt concentrate produced in Q4'24
- Unit operating cost per ton sold of A$1,258 (US$823) decreased 6% QoQ; A$1,088 (US$709) when excluding impact of inventory movements
- 90% mill utilization; 68% global lithium recovery
- Received additional drill results from 2024 drill program; potential expansion of mineral resource in 2025

| July 2024 - June 2025 Guidance[1] | |
|---|---|
| SC Production | 190,000 - 210,000 dmt |
| SC Sales | 200,000 - 230,000 dmt |
| Unit Operating Cost per Ton Sold[2] | A$1,150 - A$1,300 / dmt |

(1) Guidance provided by Sayona Mining for the company's 2025 fiscal year. See FY2024 Results Announcement filed with the ASX August 30, 2024.
(2) Assumes average annual foreign exchange rates of AUD:CAD 0.91 and AUD:USD 0.667. Unit operating cost is calculated on an accruals basis and includes mining, processing, transport, port charges, site-based general and administration costs and cash based inventory movements, and excludes depreciation and amortization charges, freight and royalties. Reported on an FOB Port of Quebec basis.

Source: Sayona Mining December 2024 Quarterly Activities Report, filed with the ASX January 30, 2025

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: PLL : PLL GROWTH PROJECTS Carolina Lithium and Ewoyaa Lithium Project “The energy and critical minerals identification, leasing, development, production, transportation, refining, and generation capacity of the United States are all far too inadequate to meet our Nation’s needs…Without immediate remedy, this situation will dramatically deteriorate in the near future due to a high demand for energy and natural resources to power the next generation of technology.” – Executive Order Declaring a National Energy Emergency, January 20, 2025 “Championing domestic energy production is vital both for mitigating price shocks to American families and de-risking the energy supply chain for our Nation as well as our allies.” – Fact Sheet: President Donald J. Trump Establishes the National Energy Dominance Council, February 14, 2025 ▪ ▪ ▪ ▪ ▪ ▪ MICHAEL WHITE EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER FINANCIALS : PLL : PLL $45.6 $6.8 ($0.55)55.7 $87.8 ($0.17) Q4’24 FINANCIAL HIGHLIGHTS $818 $696 : PLL : PLL SOURCES AND USES OF CASH

: PLL : PLL 2024 COST SAVINGS PLAN Successfully managing costs through the downcycle ❑ ❑ ▪ ▪ ▪ ❑ ▪ ❑ ▪ ▪ ❑ ✓ ✓ ✓ ✓ : PLL : PLL 2025 OUTLOOK ▪ ▪ ▪ ▪ Aligning project spend with market conditions MARKETS KEITH PHILLIPS PRESIDENT & CHIEF EXECUTIVE OFFICER : PLL : PLL REALIZED PRICES Leading price realizations in a challenging market

: PLL : PLL END MARKET GROWTH Battery demand remains strong : PLL : PLL MERGER WITH SAYONA MINING Creating a stronger, streamlined business positioned to grow through cycles + : PLL : PLL MERGER WITH SAYONA MINING ❑ ❑ ❑ ❑ ❑ ❑ ❑ ❑ ❑ ❑ Compelling business logic to create a North American Lithium champion : PLL : PLL PIEDMONT PROJECT PORTFOLIO 593 569 397 350 308 285 259 147 141 100 58 Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 ▪ ▪ MERGER WITH SAYONA MINING Positioned to be a North American Lithium Champion

Q&A APPENDIX : PLL : PLL UPCOMING INVESTOR RELATIONS EVENTS : PLL : PLL SUPPORTING DATA Realized Prices

: PLL : PLL SUPPORTING DATA Positioned to be a North American Lithium Champion NON-GAAP RECONCILIATIONS : PLL : PLL DEFINITIONS OF NON-GAAP MEASURES NON-GAAP MEASURES DESCRIPTION : PLL : PLL ADJUSTED NET LOSS Net loss attributable to Piedmont stockholders is reconciled to adjusted net loss

: PLL : PLL ADJUSTED NET LOSS Net loss attributable to Piedmont stockholders is reconciled to adjusted net loss : PLL : PLL EBITDA AND ADJUSTED EBITDA Net loss attributable to Piedmont stockholders is reconciled to EBITDA and adjusted EBITDA :PLL ARBN 647 286 360 :PLL Fourth Quarter and Full Year 2024 EARNINGS PRESENTATION